Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





     In connection with the Annual Report of Life Sciences Research, Inc. ("LSR") on Form 10-K for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew H Baker, Chairman of the Board and Chief Executive Officer of LSR certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of LSR.




Date:    March 30, 2005                     /s/       Richard Michaelson

                                                      --------------------
                                                      Richard Michaelson
                                                      Chief Financial Officer